WELLS FARGO FUNDS TRUST

Specialized Technology Fund
Class A, Class B, Class C

Supplement dated May 7, 2003, to the Prospectus
dated February 1, 2003

Effective immediately, Huachen Chen, CFA, no longer serves as a co-portfolio manager with Walter C. Price, Jr., CFA, for the Fund. Walter C. Price, Jr. will serves as the lead portfolio maanager and is supported by the Dresdner RCM Global Investors LLC's Technology Research Team. The "Portfolio Managers" section of the prospectus is supplemented by removing the biography for Huachen Chen, CFA. Biographical information for Walter C. Price, Jr., CFA,Mr. Price can be found in the "Portfolio Managers" section on page 125 of the prospectus.